SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California	94901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 27, 2020, BioMarin Pharmaceutical Inc. (“BioMarin” or the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 180,760,753 shares of common stock were entitled to vote as of March 30, 2020, the record date for the Annual Meeting. There were 164,141,017 shares of common stock present in person or represented by proxy at the Annual Meeting, at which the stockholders were asked to vote on three proposals, each of which is described in more detail in BioMarin’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 14, 2020 (the “Proxy Statement”). Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Directors

Directors Elected	Vote For	Withheld	Broker Non-Votes
Jean-Jacques Bienaimé	148,356,194	7,402,776	8,382,047
Elizabeth McKee Anderson	155,409,655	349,315	8,382,047
Willard Dere, M.D.	154,930,505	828,465	8,382,047
Michael Grey	145,140,776	10,618,194	8,382,047
Elaine J. Heron, Ph.D.	151,292,610	4,466,360	8,382,047
Robert J. Hombach	154,479,935	1,279,035	8,382,047
V. Bryan Lawlis, Ph.D.	152,651,613	3,107,357	8,382,047
Richard A. Meier	153,060,357	2,698,613	8,382,047
David E.I. Pyott, M.D. (Hon.)	154,499,783	1,259,187	8,382,047
Dennis J. Slamon, M.D., Ph.D.	155,216,209	542,761	8,382,047

Based on the votes set forth above, BioMarin’s stockholders elected each of the ten nominees set forth above to serve as a director of BioMarin until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Proposal No. 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The ratification of the selection of KPMG LLP as BioMarin’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain
162,933,181	1,109,134	98,702

Based on the votes set forth above, BioMarin’s stockholders ratified the selection of KPMG LLP as BioMarin’s independent registered public accounting firm to serve for the year ending December 31, 2020.

Proposal No. 3: Advisory Vote on the Compensation of BioMarin’s Named Executive Officers

The advisory (non-binding) vote to approve the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
149,206,456	5,821,456	731,058	8,382,047

Based on the votes set forth above, BioMarin’s stockholders approved, on an advisory basis, the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: June 1, 2020	By:	/s/ G. Eric Davis
G. Eric Davis Executive Vice President, General Counsel